UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

MAXIM SERIES FUND, INC.

(Name of Registrant as specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAXIM SERIES FUND, INC.

Executive Offices:	8515 East Orchard Road
Greenwood Village, Colorado 80111

Mailing Address:	P.O. Box 1700
Denver, Colorado 80201

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on

July 31, 2009

TO THE SHAREHOLDERS OF THE MAXIM HIGH YIELD BOND PORTFOLIO:

You are hereby notified that, pursuant to the Bylaws of Maxim Series Fund, Inc. (the “Fund”), a special meeting of shareholders of the Maxim High Yield Bond Portfolio (the “Meeting”) will be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111 on Friday, July 31, 2009 at 10:30 a.m. Mountain Daylight Time for the following purpose:

To approve a new investment sub-advisory agreement among GW Capital Management, LLC (d/b/a Maxim Capital Management, LLC), Putnam Investment Management, LLC, and the Fund, for the Maxim High Yield Bond Portfolio.

The Board of Directors has fixed the close of business on May 29, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

You are invited and encouraged to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to vote by mail.

In order to vote by mail, please return your signed and dated proxy in the enclosed postage-paid envelope. Proxy cards submitted by mail must be received by the tabulator prior to the closing of the polls at the Meeting in order for the votes to be recorded.

For any questions regarding the proxy material or for questions about how to vote your shares, please call the Fund toll-free at 1-866-831-7129.

The enclosed Proxy is being solicited by the Board of Directors of the Fund. Thank you for taking the time to review these materials and for voting your shares.

By Order of the Board of Directors,

Beverly A. Byrne
Secretary & Chief Compliance Officer

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. VOTING YOUR SHARES EARLY WILL HELP PREVENT COSTLY FOLLOW-UP EMAIL AND TELEPHONE SOLICITATION. AFTER REVIEWING THE ATTACHED MATERIALS, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY INSTRUCTION CARD. DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY AS DIRECTED ABOVE.

PROXY STATEMENT

MAXIM SERIES FUND, INC.

Executive Offices:	8515 East Orchard Road
Greenwood Village, Colorado 80111

Mailing Address:	P.O. Box 1700
Denver, Colorado 80201

SPECIAL MEETING OF SHAREHOLDERS

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. (the “Fund”), a Maryland corporation, to be voted at the Special Meeting of Shareholders of the Maxim High Yield Bond Portfolio (the “Meeting”), to be held at 8515 E. Orchard Road, Greenwood Village, Colorado 80111, on Friday, July 31, 2009 at 10:30 a.m. Mountain Daylight Time. It is anticipated that the approximate mailing date of this Proxy Statement will be July 20, 2009.

The Board of Directors of the Fund (the “Board”) has fixed the close of business on May 29, 2009 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shares of the Portfolio are offered for sale to insurance company separate accounts, qualified retirement plans and asset allocation portfolios that are series of the Fund. The Fund may also sell Portfolio shares to college savings programs. Only shareholders of the Maxim High Yield Bond Portfolio (the “Portfolio”) on the Record Date are eligible to vote.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on July 31, 2009.

This proxy statement is available at the website: http://www.maximfunds.com.

Fund Service Providers

The investment adviser to the Fund is GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), a wholly owned subsidiary of Great-West Life & Annuity Insurance Company (“GWL&A”). MCM has contracted with GWL&A to provide recordkeeping and administrative services for the Fund. The principal underwriter to the Fund is GWFS Equities, Inc., an indirect wholly owned subsidiary of GWL&A. MCM, GWL&A and GWFS Equities are located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

Summary of Proposals

The following summarizes the proposals being presented at the Meeting:

1.	To approve a new investment sub-advisory agreement among MCM, Putnam Investment Management, LLC, and the Fund, for the Maxim High Yield Bond Portfolio (the “Sub-Advisory Agreement”); and

2.	To consider and act upon any other business as may properly come before the Meeting and any adjournment thereof.

The Board, including all of the Directors who are not “interested persons” of the Fund, recommends that shareholders vote FOR the proposal to approve the Sub-Advisory Agreement.

Information About Voting

The individuals named as proxies on the enclosed voting instruction card will vote in accordance with your voting directions if your card is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked. Unmarked proxies will be voted in the same proportion as those proxies with voting instructions.

A majority of the Portfolio’s outstanding shares entitled to vote at the Meeting at the close of business on the Record Date, represented in person or by proxy, shall constitute a quorum and must be present for the transaction of business at the Meeting. As of the Record Date, the persons identified in the table set forth in Appendix A were entitled to provide voting instructions; thus, a quorum cannot be reached by any insurance company. If a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposal are not received, or the Board receives voting instructions from so few shareholders that they cannot in good faith vote shares for which instructions are not received in proportion to those for which instructions are received, or for any other legal reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote for approval of the proposals. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares that they are entitled to vote in favor of such proposal and will vote against adjournment those shares that they are required to vote against such proposal. Adjourned meetings may be held within a reasonable time after the date originally set for the Meeting without further notice to shareholders. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and such vote is otherwise appropriate.

Expenses of the Solicitation

The Fund and the Portfolio will pay no expenses associated with this proxy solicitation. Such expenses will be paid by MCM. Management of the Fund knows of no other business, other than that set forth in the Proposal, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

Outstanding Shares

As of May 29, 2009, the Portfolio had 11,208,980 shares of common stock outstanding.

Beneficial Ownership

Holders of common stock of the Portfolio on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights.

As of the Record Date, no persons other than the persons identified in the table set forth in Appendix A were entitled to provide voting instructions with respect to 5% or more of the Portfolio's outstanding shares. Other than as indicated in the table in Appendix A, the address of each beneficial owner entitled to provide voting instructions with respect to 5% or more of the Portfolio's outstanding shares is 8515 East Orchard Road, Greenwood Village, Colorado 80111. The number of shares outstanding for the Portfolio, the number of shares of the Portfolio held by these respective entities and the percentage of the total shares outstanding as of May 29, 2009, are set forth in the table in Appendix A.

No Director or executive officer of the Fund, individually, or as a group, beneficially owned any shares of the Portfolio. The address of each Director and executive officer of the Fund is 8515 East Orchard Road, Greenwood Village, Colorado 80111.

PROPOSAL 1: APPROVAL OF THE SUB-ADVISORY AGREEMENT WITH PUTNAM INVESTMENT MANAGEMENT, LLC FOR THE MAXIM HIGH YIELD BOND PORTFOLIO

The Fund operates under a manager-of-managers structure in accordance with an order issued by the U.S. Securities and Exchange Commission (the “SEC”). The order permits MCM and the Fund to enter into and materially amend sub-advisory agreements without shareholder approval, subject to certain conditions. The relief granted by the SEC, however, does not extend to a sub-adviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund or MCM, other than by reason of serving as a sub-adviser to one or more of the Fund’s portfolios. The Sub-Advisory Agreement with Putnam Investment Management, LLC (“Putnam”) is being submitted for shareholder approval because Putnam is, or could be deemed to be, an affiliated person of MCM by virtue of being under common control with MCM.

The Board, including the Directors who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Directors”), at an in-person meeting held on April 23, 2009, unanimously approved the Sub-Advisory Agreement, including the compensation to be paid thereunder, subject to shareholder approval as described above. Under the Sub-Advisory Agreement, MCM is to pay Putnam a fee computed daily and paid monthly equal to 0.35% of the net assets of the Portfolio.

In approving the Sub-Advisory Agreement, the Board concluded that the Agreement was fair and reasonable in light of the services to be performed, fees charged and such other matters as the Board considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis of the Board’s determination to approve the Sub-Advisory Agreement included: (1) the nature, extent and quality of services; (2) investment performance; (3) benefits to Putnam as a result of its relationship with the Fund; (4) management fees and expenses; and (5) other factors such as Putnam’s compliance manual, code of ethics, proxy voting policies, Form ADV and the investment team’s biographies. In their deliberations, the Board did not identify any single factor as being determinative. Rather, the Board's approval was based on each Director's business judgment after consideration of the information as a whole. Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Prior to approving the Sub-Advisory Agreement, MCM, at the request of the Board, conducted a thorough search for a replacement sub-adviser for the Portfolio. The Board requested that MCM conduct the search for a replacement sub-adviser as a result of poor investment performance of the Portfolio under the management of the current sub-adviser Requests for Proposals were sent to 24 potential replacement sub-advisers, 18 of which provided proposals to MCM. MCM then analyzed the proposals using various fund analytics and narrowed the potential replacement sub-advisers to four. MCM conducted telephone interviews with the four potential replacement sub-advisers and based on the interviews, experience, process, and consistency of results, narrowed the list of potential replacement sub-advisers to three. The MCM Investment Committee then interviewed those three potential replacement sub-advisers in person. Based on those interviews and the totality of information made available to it, MCM then recommended that Putnam be selected as the new sub-adviser for the Portfolio and that recommendation was adopted by the Fund, as described above.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services to be provided to the Portfolio by Putnam. Among other things, the Board considered Putnam’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolio, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolio. The Board also considered Putnam’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as Putnam’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. The Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Portfolio by Putnam.

Investment Performance

The Board reviewed information regarding the performance of similar funds currently managed by Putnam as well as similar funds managed by other companies and a peer group for funds for the high yield bond asset class. The performance information included the annualized returns for the 1-, 3-, 5-, and 10-year periods ended December 31, 2008, to the extent applicable, risk-weighted performance measures, and the Morningstar category and overall ratings. The Board noted the investment returns of the similarly managed Putnam High Yield Advantage Fund (Class Y) exceeded those of the Portfolio over the 1-, 3-, and 5-year periods and also exceeded the returns of the Morningstar High Yield Bond Category Average over the 1-, 3-, 5- and 10-year periods. Based on the information provided, the Board concluded that it was satisfied with the performance of Putnam as compared against various benchmarks, as well as against similar funds managed by other companies and against the peer group for the asset class.

Profitability and Other Benefits to Putnam

The Board did not consider profitability information with respect to Putnam. Putnam’s separate profitability apart from its relationship with the Fund was not a material factor in determining whether to approve the Sub-Advisory Agreement.

The Board considered potential “fall-out” or ancillary benefits that could be received by Putnam as a result of its relationship with the Fund, and noted that such benefits could include, among others, benefits directly attributable to the relationship of Putnam with the Fund (such as soft-dollar credits, which are credits obtained with portfolio brokerage commissions that are used to purchase research products and services from brokers) and benefits potentially derived from an increase in Putnam’s business as a result of its relationship with the Fund. The Board concluded that other ancillary benefits that Putnam and its affiliates could receive were not unreasonable.

Economies of Scale

The Board considered the Portfolio’s overall expense ratio and noted that the overall expenses of the Portfolio would remain the same under the Sub-Advisory Agreement. The Board did not review specific information regarding anticipated economies of scale with respect to the management of the Portfolio because it regards that information as less relevant at the sub-adviser level. It reviews information regarding potential economies of scale at its annual meeting when considering the renewal of the Fund’s investment advisory agreement with MCM and sub-advisory agreements.

Management Fees & Expenses

The Board considered and reviewed the current management fees and expenses for the Portfolio together with the proposed sub-advisory fees, noting that, because the sub-advisory fees are paid out of the management fees that MCM receives from the Portfolio, there would be no change in the level of management fees paid by shareholders of the Portfolio as a result of a change of sub-adviser. The Board noted that the current sub-adviser to the Portfolio, Western Asset Management Company (“WAMCO”), is paid a monthly sub-advisory fee at the annual rate of 0.40% of the average daily net assets of the Portfolio whereas, under the proposed Sub-Advisory Agreement, Putnam would be paid a monthly sub-advisory fee at the annual rate of 0.35% of the average daily net assets of the Portfolio. The Board was aware that, because the proposed sub-advisory fees are lower than the existing sub-advisory fees, MCM will retain a greater portion of the management fees paid by shareholders as a result of the proposed change of sub-adviser. The Board also considered the Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolio. Based on the information provided, the Board concluded that the total expenses of the Portfolio (including sub-advisory fees) were within the range of fees paid by similar funds, and that the Portfolio’s expense ratio was near the median expense ratio for the Morningstar category.

Other Factors

The Board also considered and reviewed questionnaires completed by Putnam, Putnam’s compliance manual, code of ethics, proxy voting policies, Form ADV, audited financial statements and the investment team’s biographies. The Board also took into account the fact that the Portfolio is used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with MCM and as funding vehicles under retirement plans for which affiliates of MCM may provide various retirement plan services.

INFORMATION ABOUT PUTNAM

Putnam, registered as an investment adviser under the Investment Advisers Act of 1940, is a Delaware limited liability company with its principal business address at 1 PO Square, Boston, MA 02109. Putnam has over 70 years of experience in managing money and had $99 billion under management as of May 31, 2009.

Putnam is a subsidiary of Putnam Investments, LLC, located at 1 PO Square, Boston, MA 02109. Putnam Investments, LLC is an indirectly owned subsidiary of Great-West Lifeco Inc. Great-West Lifeco, located at 100 Osborne Street North, Winnipeg, Manitoba, R3C 3A5, Canada, is a financial services holding company with operations in Canada, the United States and Europe and is a member of the Power Financial Corporation group of companies. MCM and GWL&A, like Putnam, are indirectly owned subsidiaries of Great-West Lifeco Inc., and therefore affiliates of each other and Putnam.

Except as otherwise specified herein, all information about Putnam has been provided by Putnam.

Directors and Principal Executive Officers of Putnam

The tables below list the principal executive officer and individuals who serve as directors of Putnam and their principal occupations. The address for all Putnam personnel is 1 PO Square, Boston, MA 02109, unless otherwise specified.

Principal Executive Officer

Name	Principal Occupation
Robert L. Reynolds	President, Chief Executive Officer

Board of Directors

Name	Principal Occupation
Paul Desmarais, Jr. O.C.	Chairman and Co-Chief Executive Officer, Power Corporation; Chairman, Power Financial Corporation
Andre Desmarais	President and Co-Chief Executive Officer, Power Corporation; Deputy Chairman, Power Financial Corporation
R. Jeffrey Orr (Chairman)	President and Chief Executive Officer, Power Financial Corporation since 2005; previously President and Chief Executive Officer, IGM Financial Inc.
Philip K. Ryan

Executive Vice President and Chief Financial Officer, Power Corporation since January 2008; Executive Vice President and Chief Financial Officer, Power Financial Corporation since January 2008; previously Chief Financial Officer, Credit Suisse Group

Raymond L. McFeetors

Chairman of the Board, Great-West Life & Annuity Insurance Company, Great-West Lifeco Inc., The Great-West Life Assurance Company, The Canada Life Assurance Company, and London Life Insurance Company; Director, Power Corporation of Canada; Vice-Chairman, Power Financial Corporation

Charles E. Haldeman	Chairman, Putnam Investments, LLC
Charles R. Sims	President and Chief Executive Officer, MacKenzie Financial Corporation
Jerry E.A. Nickerson	Chairman of the Board, H.B. Nickerson & Sons Limited
Brian E. Walsh	Managing Partner, Qvan Capital, LLC
James Balog	Corporate Director
Alain Louvel	Corporate Director
John Bernbach	Chairman and Chief Executive Officer, The Bernbach Group, Inc.
Robert L. Reynolds	President and Chief Executive Officer, Putnam Investments, LLC
Raymond Royer	Director, Putnam Investments, LLC; Director, Great-West Lifeco Inc.
T. Timothy Ryan, Jr.	President and Chief Executive Officer, Securities Industry and Financial Markets Association
Henri-Paul Rousseau	Vice Chairman, Power Corporation of Canada; Vice Chairman, Power Financial Corporation; Director, Great-West Lifeco Inc.

There are no arrangements or understandings made in connection with the proposed Sub-Advisory Agreement with respect to the composition of the Board of Directors of MCM or the Board of Directors of the Fund or with respect to the selection or appointment of any person to any office with any of them.

Other Funds Managed by Putnam

Putnam serves as investment adviser or sub-adviser to other investment company funds having a similar investment objective as the Portfolio. Expense reimbursement arrangements are in place for the Putnam High Yield Trust and Putnam High Yield Advantage Fund. Information about these funds appears in the following table:

Fund	Net Assets as of 5/31/09	Rate of Putnam’s Compensation
Putnam High Yield Trust	$1,158,970,693	0.59%
Putnam High Yield Advantage Fund	$608,069,990	0.68%

For its services provided to the Portfolio, WAMCO received monthly compensation for its services at the annual rate of 0.40% based on the average daily net assets of the Portfolio, whereas the proposed sub-advisory fee to be paid to Putnam for its services will be paid monthly at the annual rate of 0.35% based on the average daily net assets of the Portfolio.

During the fiscal year ended December 31, 2008, MCM paid WAMCO $457,920 for its sub-advisory services for the Portfolio. The compensation would have been lower, or $400,679.81 had the Sub-Advisory Agreement with Putnam been in place. Because the sub-advisory fee is paid by MCM out of its management fees, the proposed Sub-Advisory Agreement will not result in lower shareholder expenses.

DESCRIPTION OF THE AGREEMENT

The Sub-Advisory Agreement, which is substantially similar to the existing sub-advisory agreement with WAMCO, provides that Putnam, as the sub-adviser for the Portfolio, in return for its fee, will manage the investment and reinvestment of the Portfolio subject to the control and supervision of the Board and in accordance with the investment objectives and policies of the Portfolio set forth in the Fund’s current registration statement and any other policies established by the Board or MCM. In this regard, it is the responsibility of Putnam to make investment decisions and to place purchase and sale orders for investment securities for the Portfolio. The Sub-Advisory Agreement states that Putnam will provide, at its expense, all necessary investment, management and administrative facilities needed to carry out its duties under the Sub-Advisory Agreement, excluding brokerage expenses and pricing and bookkeeping services. MCM pays Putnam a fee computed daily and paid monthly as a percentage of average daily net asset value, as described above.

The Sub-Advisory Agreement will remain in full force and effect through July 31, 2011 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of the Portfolio, and (ii) the vote of a majority of the Board, who are not “interested persons” of the Fund, MCM, or Putnam. The Sub-Advisory Agreement may be terminated, without payment of penalty, (1) by Putnam on 60 days prior written notice to MCM, (2) by the Board or by vote of a majority of the outstanding voting securities of the Portfolio, on 60 days written notice to Putnam, or (3) upon written notice from MCM to Putnam in the event Putnam materially breaches its obligations or any representation or warranty under the Sub-Advisory Agreement. As required by the 1940 Act, the Sub-Advisory Agreement will automatically terminate, without payment of penalty, in the event of its assignment, as defined in the 1940 Act. The Sub-Advisory Agreement also will terminate in the event that the Advisory Agreement, as defined below, between the Fund and MCM terminates for any reason.

Under the Sub-Advisory Agreement, Putnam agrees and undertakes to hold harmless, indemnify and protect the Fund and MCM and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) incurred or suffered by the Fund or MCM as a result of (1) any breach of any representation or warranty, covenant or agreement made in the Sub-Advisory Agreement by Putnam, or (2) the activities of Putnam under the Sub-Advisory Agreement (or omissions by Putnam to carry out its obligations thereunder), including the activities (or such omissions) of Putnam's directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Putnam to perform or assist in the performance of its obligations thereunder; provided, however, that in no event is Putnam's indemnity in favor of the Fund or MCM deemed to protect the Fund or MCM against any liability to which the Fund or MCM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under the Sub-Advisory Agreement or the Advisory Agreement.

A copy of the Sub-Advisory Agreement is attached as Exhibit A.

OTHER INFORMATION

The Fund may sell shares of the Portfolio to insurance company separate accounts to fund benefits under certain variable annuity contracts and variable life insurance policies, to qualified retirement plans, and to certain asset allocation portfolios of the Fund. The Fund may also sell Portfolio shares to college savings programs. Shares of the Portfolio may be sold to various separate accounts of GWL&A, which are registered with the SEC as a unit investment trusts under the 1940 Act. In addition, shares of the Portfolio may be sold to the FutureFunds II Series Account, Qualified Series Account, COLI VUL-7 Series Account, COLI VUL-10 Series Account and the TNE Series (k) Account of New England Life Insurance Company, each of which are not registered with the SEC, to fund certain variable contracts.

On December 31, 2008, the Directors and officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Investment Adviser

MCM is a Colorado limited liability company, located at 8515 East Orchard Road, Greenwood Village, Colorado 80111, and serves as investment adviser to the Fund pursuant to an investment advisory agreement between MCM and the Fund, dated December 5, 1997 (the “Advisory Agreement”). MCM is a wholly owned subsidiary of GWL&A, which is an indirectly owned subsidiary of Great-West Lifeco Inc., a holding company.

Advisory Agreement

Under the terms of the Advisory Agreement with the Fund, MCM acts as investment adviser and, subject to the supervision of the Board, directs the investments of each Portfolio of the Fund in accordance with its investment objectives, policies and limitations. As indicated above, the Fund operates under a manager-of-managers structure in accordance with an order issued by the SEC that permits MCM and the Fund to enter into sub-advisory agreements with sub-advisers that delegate responsibility for the investment management of a particular portfolio to such sub-advisers. This means MCM is responsible for monitoring each sub-adviser’s performance through quantitative and qualitative analysis and will periodically report to the Board as to whether each sub-adviser’s agreement should be renewed, terminated or modified. MCM also provides the Fund with all necessary office facilities and personnel for servicing the Portfolio’s investments.

In addition, MCM, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of Fund shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Directors. For the fiscal year ended December 31, 2008, MCM was paid $56,606,870 for its services pursuant to the Advisory Agreement.

The Advisory Agreement will remain in effect until May 1, 2010, and will continue in effect from year to year if approved annually by the Board including the vote of a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, or by vote of a majority of the outstanding shares of the Portfolio.

In addition to the investment advisory services provided to the Fund, MCM provides investment advisory services to various unregistered separate accounts of GWL&A. The principal occupation of the directors of MCM is as follows:

Name	Principal Occupation
S.M. Corbett	Executive Vice President and Chief Investment Officer, GWL&A
C.P. Nelson	President, Great-West Retirement Services, a unit of GWL&A
J.L. McCallen	Senior Vice President, Chief Financial Officer and Actuary, GWL&A
Graham R. McDonald	Senior Vice President, Corporate Administration, GWL&A
C.S. Tocher	Senior Vice President, Investments, GWL&A

Shareholders with an ownership interest of 5% or greater in the Maxim High Yield Bond Portfolio as of May 29, 2009 were:

Shareholder	Percentage
Maxim Moderate Profile II Portfolio	27.11%
Maxim Conservative Profile II Portfolio	21.81%
FutureFunds II Series Account	20.70%
Maxim Moderate Profile I Portfolio	8.40%
Maxim Moderately Aggressive Profile I Portfolio	7.68%

Vote Required

Approval of this Proposal requires an affirmative vote of a “majority of the outstanding voting shares” of the Portfolio which, as defined in the 1940 Act, means an affirmative vote at the Meeting (i) of 67% or more of the voting shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding voting shares of the Portfolio are present or represented by proxy, or (ii) of more that 50% of the outstanding voting shares of the Portfolio, whichever is less.

ADDITIONAL INFORMATION

Solicitation of Proxies

As of the Record Date, shares of the Portfolio were held only by the FutureFunds II Series Account, a GWL&A separate account, which is not registered with the SEC, to fund certain variable contracts, and by certain of the Funds’ asset allocation portfolios that operate as fund-of-funds. Shares of the Portfolio held by the FutureFunds II Series Account on the Record Date were used solely to fund certain asset allocation portfolios offered as investment options under certain unregistered variable annuity contracts issued by GWL&A. In accordance with the Fund’s view of applicable law, GWL&A is entitled to vote the shares (and any fractional shares) of the Portfolio held by the FutureFunds II Series Account as an underlying investment of an asset allocation portfolio.

Asset allocation portfolios of the Fund that directly owned shares of the Portfolio on the Record Date are entitled to vote with respect to their proportionate interest (including fractional interests) in the Portfolio as of the Record Date.

Voting Procedures

Voting instructions to abstain on the proposal will be treated as present for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore will have the effect of a vote against). A proxy may be revoked at any time before it is voted by sending written revocation, properly executed, to Maxim Series Fund, Inc., 8515 East Orchard Road, Greenwood Village, Colorado 80111 with attention directed to the Fund’s Secretary before the Meeting or by attending the Meeting. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and employees of the Fund or its agents or affiliates personally or by telephone, facsimile machine, telegraph, or the Internet.

Other Business

Management is not aware of any other business to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated in the proxies.

Shareholder Proposals

The Fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the Fund in writing a reasonable amount of time before the Fund solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Financial Statements

The Fund will furnish, without charge, a copy of the Fund’s last audited financial statements and annual report for the fiscal year ended December 31, 2008 and the most recent semi-annual report, if any, upon request. Such request may be sent via mail to Ms. Mary Maiers, 8515 East Orchard Road, Greenwood Village, Colorado 80111, or may be made toll-free via telephone at (866) 831-7129. The information is also available at the Fund’s web site at http://www.maximfunds.com.

BY ORDER OF THE BOARD OF DIRECTORS,

Beverly A. Byrne
Secretary

APPENDIX A

BENEFICIAL OWNERS

(HOLDING MORE THAN 5% OF THE OUTSTANDING SHARES OF THE PORTFOLIO)

OF THE PORTFOLIO AS OF MAY 29, 2009

Entity or Individual:	Number of shares outstanding:	Number of shares held by entity or individual:	Percentage of total shares outstanding held by entity or individual:
Maxim Moderate Profile II Portfolio	11,208,980	3,038,383	27.11%
Maxim Conservative Profile II Portfolio	11,208,980	2,445,211	21.81%
FutureFunds Series Account II of Great-West Life & Annuity Insurance Company	11,208,980	2,320,807	20.70%
Maxim Moderate Profile I Portfolio	11,208,980	941,530	8.40%
Maxim Moderately Aggressive Profile I Portfolio	11,208,980	861,014	7.68%
Maxim Conservative Profile I Portfolio	11,208,980	583,968	5.21%

A-1

MAXIM SERIES FUND, INC.

Proxy Ballot for Special Meeting of Shareholders – July 31, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

The undersigned hereby appoints Beverly A. Byrne and Ryan L. Logsdon, or any of them, to be the attorneys and proxies of the undersigned at a special meeting of shareholders of the Maxim High Yield Bond Portfolio to be held at 855 East Orchard Road., Greenwood Village, Colorado 80111, at 10:30 a.m., Mountain Daylight Time, on July 31, 2009, and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on May 29, 2009, upon the proposals on the reverse side and as set forth in the Notice of Special Meeting and Proxy Statement for such meeting.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE. The Board of Directors recommends a vote FOR the proposal.

This Proxy may be revoked by the Shareholder at any time prior to the Special Meeting.

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MAXIM SERIES FUND, INC.

Maxim High Yield Bond Portfolio

Proxy Ballot for Special Meeting of Shareholders – July 31, 2009

Vote by Mail!

MAIL:

To vote your proxy by mail, check the appropriate voting box on the reverse side of this Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: 8525 East Orchard Road, 2T3, Greenwood Village, CO 80111.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please mark your vote on the reverse of this Proxy Ballot.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Maxim High Yield Bond Portfolio

CONTROL NUMBER:

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MATTER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED BELOW, THIS PROXY WILL BE VOTED IN THE SAME PROPORTION AS THOSE FOR WHICH SPECIFICATIONS ARE MADE.

PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

1. TO APPROVE A NEW INVESTMENT SUB-ADVISORY AGREEMENT AMONG GW CAPITAL MANAGEMENT, LLC (D/B/A/ MAXIM CAPITAL MANAGEMENT, LLC), PUTNAM INVESTMENT MANAGEMENT, LLC, AND THE FUND, FOR THE MAXIM HIGH YIELD BOND PORTFOLIO

FOR	AGAINST	ABSTAIN

2. IN THE DISCRETION OF THE BOARD OF DIRECTORS, TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

EXHIBIT A

SUB-ADVISORY AGREEMENT

This Sub-Advisory Agreement (this “Agreement") is made this day of July 2009 by and between G W Capital Management, LLC, a Colorado limited liability company and registered investment adviser under the Investment Advisers Act of 1940 (the “Adviser"), Putnam Investment Management, LLC, a limited liability company organized under the laws of Delaware and registered investment adviser under the Investment Advisers Act of 1940 (the “Sub-adviser") and Maxim Series Fund, Inc., a Maryland corporation and registered investment company under the Investment Company Act of 1940 (the “Fund”). This Agreement describes the arrangement whereby the Sub-adviser will act as an investment adviser to the portfolios of the Fund (the “Portfolios”) listed in Schedule A, attached hereto and commencing on the dates set forth therein, in conjunction with the Adviser, as follows:

ARTICLE I

Preamble

The Fund has entered into an Investment Advisory Agreement with the Adviser (the “Advisory Agreement") whereby the Adviser agrees to act as adviser to and manager of the Fund. In that capacity, the Adviser agreed to manage the investment and reinvestment of the assets of the Portfolios and to administer the Fund's affairs. The Adviser wishes to obtain the Sub-adviser’s assistance with respect to its aforesaid advisory and management role with respect to the Portfolios only to the extent described herein, and the Fund by this Agreement agrees to such arrangement.

ARTICLE II

Employment; Sub-Advisory Services; Authorizations; Limitations

A.           Employment. The Adviser hereby employs the Sub-adviser to act with the Adviser as investment advisers to and managers of the Portfolios, and, subject to the review of the Board of Directors of the Fund (the “Board"), to manage the investment and reinvestment of the assets of the Portfolios, for the period and on the terms and conditions set forth in this Agreement. The Sub-adviser hereby accepts such employment and agrees during such period, at its own expense to render the services and to assume the obligations herein set forth for the compensation provided for herein.

B.           Investment Sub-Advisory Services. In carrying out its obligations to assist in managing the investment and reinvestment of the assets of the Portfolios, the Sub-adviser shall, when appropriate and consistent with the limitations set forth in Section D hereof:

(1)     consult with the Adviser and the Board and furnish to the Adviser and the Board recommendations with respect to an investment plan for the Portfolios for approval, modification, or rejection by the Adviser and Board;

(2)     perform research and obtain and evaluate pertinent economic, statistical, and financial data relevant to the investment policies of the Portfolios, as set forth in the Fund’s Registration Statement;

(3)     seek out specific investment opportunities for the Portfolios consistent with the investment plan;

(4)	take such steps as are necessary to implement the investment plan for the Portfolios,

including making and carrying out decisions to acquire or dispose of permissible investments as set forth in the Fund’s Registration Statement, management of investments and any other property of the Portfolios, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments, and consulting as appropriate with the Adviser;

(5)     communicate as appropriate to the Adviser adequate and timely information on investment-related activity within the Portfolios, including, but not limited to purchases, sales and contractual commitments;

(6)     arrange with the applicable broker or dealer at the time of the purchase or sale of investments or other assets of the Portfolios for the appropriate delivery of the investment or other asset;

(7)     report monthly in writing to the Adviser and report at least annually in person to the Board with respect to the implementation of the approved overall investment plan and any other activities in connection with management of the assets of the Portfolios;

(8)     maintain all records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments or other assets of the Portfolios as required by applicable law and this Agreement;

(9)     arrange with the Adviser an administrative process acceptable to the Adviser which permits the Adviser to appropriately reflect in its daily determination of net asset value, the transactions, positions and obligations of the Portfolios resulting from the investment management services provided to the Portfolios by Sub-adviser;

(10)   provide such information reasonably requested by the Adviser for compliance and regulatory matters, including but not limited to any changes to the Sub-adviser’s Compliance Policies and Procedures and Code of Ethics;

(11)   meet the terms of and cooperate in regular inspections of the Sub-adviser by the Adviser as requested from time to time by the Adviser; and

(12)	vote all shares held by the Portfolios.
C.	Authorizations.

(1)    Sub-adviser is authorized on behalf of the Portfolios to enter into agreements and execute any documents required to make investments pursuant to this Agreement and the investment plan.

(2)     In connection with the rendering of the services required to be provided by the Sub-adviser under this Agreement, the Sub-adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Adviser, make use of its affiliated companies, if any, and their employees; provided that the Sub-adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement.

(3)     If, in the judgment of the Sub-adviser, the Portfolios would be benefited by supplemental investment research from other persons or entities, outside the context of brokerage transactions referred to in Article IV hereof, the Sub-adviser is authorized to obtain, and pay at its own expense, for such information.

D.	Limitations on Advisory Services.

(1)    The Sub-adviser shall perform the services under this Agreement subject to the review of the Adviser and the Board and in a manner consistent with the investment objectives, policies, and restrictions of the Portfolios and/or Fund as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), its Articles of Incorporation and Bylaws, each as amended from time to time, and the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). The Sub-adviser will be entitled to rely on all documents furnished by the Adviser. The Adviser will continue to provide all of the services described in the Advisory Agreement other than those services delegated to the Sub-adviser pursuant to this Agreement.

(2)     The Fund has furnished or will furnish the Sub-adviser with copies of the Fund’s Registration Statement, Articles of Incorporation and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish to Sub-adviser any amendments or supplements thereto before or at the time the same become effective. The Sub-adviser is entitled to rely on all documents furnished by the Fund.

ARTICLE III

Compensation of the Sub-adviser

A.          Investment Advisory Fee. The Adviser, and not the Fund, will pay the Sub-adviser on a monthly basis for the services rendered by the Sub-adviser with respect to the Portfolios, as described in Schedule B hereto, as such Schedule may be amended from time to time by mutual written agreement. Payment will be made on or about the 15th day of each month based on the average daily net assets of the Portfolios during the immediately preceding month. If this Agreement is terminated, the payment shall be prorated to the effective date of termination. Except for the investment advisory fee described in Schedule B, no other compensation or fees shall be payable to Sub-adviser under this Agreement.

B.           Allocation of Expenses. The Sub-adviser shall be responsible for all expenses incurred in performing the services set forth in Article II hereof. Such expenses include the costs incurred in providing sub-advisory services pursuant to this Agreement (such as compensating and furnishing office space for officers and employees of the Sub-adviser connected with investment and economic research, trading, and investment management of the Portfolios). As described in the Advisory Agreement, the Fund and/or the Adviser pay all other expenses incurred in the operation of the Portfolios and all of its general administrative expenses. The Sub-adviser shall not be responsible for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Sub-adviser’s overhead and employee costs); fees payable to the Sub-adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund’s administrator or of any transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the administrator for maintaining the Fund’s financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; and costs of stockholders’ and other meetings. Notwithstanding the foregoing, the Sub-Advisor shall be obligated to reimburse the Fund for liabilities incurred as a result of overdrafts.

ARTICLE IV

Portfolio Transactions and Brokerage

A.           Portfolio Transactions and Brokerage. The Sub-adviser agrees to determine the securities to be purchased or sold by the Portfolios, subject to the provisions of Article II regarding coordination with the Adviser and the Board, and to place orders pursuant to its determinations, either directly with the issuer, with any broker dealer or underwriter that specializes in the securities for which the order is made, or with any other broker or dealer selected by the Sub-adviser, subject to the following limitations.

(1)     The Sub-adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Portfolios and will use its best efforts to obtain the most favorable net results and execution of the Portfolio’s orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction, and difficulty of the transaction.

(2)     The Sub-adviser is specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-adviser's over-all responsibilities with respect to the accounts as to which it exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act). The Sub-adviser shall regularly report to the Adviser and the Board with respect to the brokerage commissions incurred by the Portfolios for the purchases and sales of its portfolio securities. The Adviser and the Board will review the amount of such brokerage commissions and consult with the Sub-adviser in that regard.

(3)     Subject to the above requirements and compliance with the provisions of the 1940 Act, 1934 Act, and other applicable provisions of law, and the terms of any exemption(s) therefrom, nothing shall prohibit the Sub-adviser from selecting brokers or dealers with which it or the Fund are affiliated.

ARTICLE V

Activities of the Sub-adviser

A.	Exclusivity; Supplemental Investment Research.

(1)    The services of the Sub-adviser under this Agreement are not to be deemed exclusive and the Sub-adviser will be free to render similar services or other services to others so long as the Sub-adviser fulfills its rights and obligations under this Agreement. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-adviser, as directors, officers, employees or shareholder or otherwise, and that directors, officers, employees or shareholder of the Sub-adviser are or may become similarly interested in the Fund, and that the Sub-adviser is or may become interested in the Fund as shareholder or otherwise.

(2)     It is agreed that the Sub-adviser may use any supplemental investment research obtained for the benefit of the Portfolios in providing investment advice to its other investment advisory accounts. In addition, the Sub-adviser or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the Sub-adviser for the benefit of its accounts and other accounts it advises may be considered by and may be useful to the Sub-adviser in carrying out its obligations to the Fund.

B.           Investment Transactions. Securities held by the Portfolios may also be held by other separate accounts or mutual funds for which the Sub-adviser or its affiliates act as an adviser or sub-adviser, or by the Sub-adviser or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Sub-adviser or its affiliates or for one or more clients when one or more clients are selling the same security. In accordance with applicable law, if purchases or sales of securities for the Portfolios or other entities for which the Sub-adviser or its affiliates act as investment adviser or sub-adviser or for their advisory clients arise for consideration at or about the same time, the Fund and Adviser agree that the Sub-adviser may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Sub-adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on the price thereof.

C.           Aggregate Transactions. It is agreed that, on occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interests of the Portfolios as well as other accounts or companies, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be so sold or purchased for other accounts or companies and the Portfolios in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolios.

ARTICLE VI

Effectiveness; Term; Termination; Amendment

A.           Effectiveness. This Agreement shall not become effective (and the Sub-adviser shall not serve or act hereunder) unless and until it is approved by the Board, including a majority of directors who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required under applicable laws, rules, regulations and/or exemptive orders issued by the SEC, by a majority of the shareholders of each of the Portfolios.

B.           Term. The Agreement shall remain in effect until two years from the date first above-written and shall continue so long as such continuance is annually approved thereafter (i) by the vote of a majority of the Board, or by vote of a majority of the outstanding shares of each of the Portfolios, and (ii) the vote of a majority of the Board, who are not parties to this Agreement or interested person in any such party, cast in person at a meeting called for the purpose of voting on such approval.. In connection with such approvals, the Board shall request and evaluate, and the Sub-adviser shall furnish, such information as may be reasonably necessary to evaluate the Sub-adviser’s performance hereunder.

C.	Termination. This Agreement:

(1)    shall not be terminated by the Sub-adviser without 60 days prior written notice to Adviser;

(2)        shall be subject to termination, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of each of the Portfolios, on 60 days written notice to Sub-adviser;

(3)	shall automatically terminate upon assignment by either party; and

(4)        may be terminated upon written notice from Adviser to Sub-adviser in the event Sub-advisor materially breaches its obligations or any representation or warranty hereunder.

D.       Amendment.         This Agreement may be amended only by a written instrument signed by the Fund, the Adviser and the Sub-adviser; provided that no material amendment of this Agreement shall be effective without specific approval of such amendment by (i) the Board, including a majority of those directors who are not parties to this Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the outstanding shares of each of the Portfolios.

ARTICLE VII

Recordkeeping

The Sub-adviser agrees that all accounts and records which it maintains for the Portfolios shall be the property of the Fund and that it will surrender promptly to the designated officers of the Fund any or all such accounts and records upon request. The Sub-adviser further agrees to preserve all records prescribed by the rules and regulations of the SEC and applicable law for such periods of time as prescribed by such rules and regulations and applicable law. The Sub-adviser also agrees that it will maintain all records and accounts regarding its investment activities hereunder in a confidential manner and will not disclose the same to any third party; provided, however, that the Sub-adviser may make such records and accounts available to its legal counsel and independent auditors that have a legitimate need to know such information. All such accounts or records shall be made available, within five business days of the request, to the Fund's accountants or auditors during regular business hours at the Sub-adviser's offices upon reasonable prior written notice.

In addition, the Sub-adviser will provide any materials, reasonably related to the investment sub-advisory services provided hereunder, as may be reasonably requested in writing by the directors or officers of the Fund or as may be required by any governmental agency or self-regulatory organization having jurisdiction hereof.

ARTICLE VIII

Indemnification; Limitation of Liability; Procedures

A.           Indemnification of Adviser and Fund by Sub-adviser. The Sub-adviser agrees and undertakes to hold harmless, indemnify and protect the Fund and Adviser and their directors, officers, employees, agents, subsidiaries and affiliates from and against any and all damage, loss, liability and expense (including without limitation reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding) (each, a “Loss” and, collectively, the “Losses”) incurred or suffered by the Fund or Adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Sub-adviser, or (2) the activities (or omissions by the Sub-adviser to carry out its obligations hereunder) of the Sub-adviser under this Agreement, including the activities (or such omissions) of the Sub-adviser's directors, officers, employees, agents, subsidiaries, affiliates or any person or entity retained by Sub-adviser to perform or assist in the performance of its obligations hereunder; provided, however, that in no event is Sub-adviser's indemnity in favor of the Fund or Adviser deemed to protect the Fund or Adviser against any liability to which the Fund or Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of their reckless disregard of its obligations or duties under this Agreement or the Advisory Agreement.

B.           Indemnification of Sub-adviser by Adviser. The Adviser agrees and undertakes to hold harmless, indemnify and protect the Sub-adviser and its directors, officers, employees, agents, subsidiaries and affiliates from and against any and all Losses incurred or suffered by Sub-adviser as a result of (1) any breach of any representation or warranty, covenant or agreement made herein by Adviser, or (2) the activities of the Adviser under this Agreement and the Advisory Agreement (or omissions by the Adviser to carry out its obligations hereunder or thereunder), including the activities (or such omissions) of the Adviser's directors, officers, employees, agents, subsidiaries and affiliates; provided, however, that in no event is Adviser's indemnity in favor of Sub-adviser deemed to protect Sub-adviser against any liability to which the Sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties under this Agreement.

C.	Indemnification Related to Disclosure Documents.

(1)    The Fund and the Adviser, jointly and severally, agree to hold harmless the Sub-adviser, its directors and officers, and each person, if any, who controls the Sub-adviser within the meaning of either Section 15 of the Securities Act of 1933, as amended (the “1933 Act”) or Section 20 of the 1934 Act from and against any and all Losses arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Fund's Registration Statement, or any amendment or supplement thereto, or in any preliminary prospectus, any other communication with investors or any other submissions to governmental bodies or self-regulatory agencies filed or distributed on or subsequent to the date first above-written (such documents being herein referred to as "Disclosure Documents") or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used, or which the Sub-adviser had acknowledged was to be used, in the particular Disclosure Document.

(2)          The Sub-adviser agrees to indemnify and hold harmless the Fund and the Adviser, their directors and officers, and each person, if any, who controls the Fund or the Adviser within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Fund and the Adviser to the Sub-adviser, but only with respect to information furnished in writing by it which the Fund or Adviser had informed the Sub-adviser was to be used in the Disclosure Documents. In case any action or proceeding shall be brought against the Fund or the Adviser, their directors or officers, or any such controlling persons, in respect of which indemnity may be sought against the Sub-adviser, the Sub-adviser shall have the rights and duties given to the Fund and the Adviser, and the Fund or the Adviser, their directors or officers, or such controlling persons shall have the rights and duties given to the Sub-adviser, by the preceding paragraph.

D.           Limitation of Liability. In no event shall any party be liable to any other party for special, consequential, punitive, incidental, exemplary or similar damages or losses regardless of the grounds or nature of any claim asserted (including without limitation contract, statute, negligence, tort, strict liability or otherwise) and whether or not the party seeking the indemnification was advised of the possibility of the damage or loss asserted.

E.	Procedures.

(1)    The party seeking indemnification under this Article VIII (the “Indemnified Party”) agrees to give prompt written notice of any claims for indemnification (“Claims”) to the party against whom indemnity is sought (the “Indemnifying Party”), including any and all facts constituting the basis for such Claim.

(2)     In the event of any Claim for indemnification hereunder resulting from or in connection with any claim or legal proceeding by a third party (a “Third Party Assertion”), the Indemnified Party shall promptly give written notice thereof to the Indemnifying Party. In the event of any such Claim resulting from or in connection with a Third Party Assertion, the Indemnifying Party shall assume the defense thereof, provided, however, that the Indemnifying Party shall first have agreed in writing that it does not and will not contest its responsibility for indemnifying the Indemnified Party in respect of Claims attributable to such Third Party Assertion in accordance with the terms hereof. If an Indemnifying Party assumes the defense of any such Third Party Assertion, the Indemnifying Party shall be entitled to select counsel, which counsel shall be reasonably acceptable to the Indemnified Party, be obligated to pay the reasonable costs (including reasonable attorney's fees and expenses) incurred by the Indemnified Party in defending such Third Party Assertion between the date of the commencement of such Third Party Assertion and the date of the Indemnifying Party's assumption of such defense, and take all steps necessary in the defense thereof; provided, further, that the

Indemnified Party may, at its own expense, participate in any such proceeding with the counsel of its choice without any right of control thereof.

(3)     So long as the Indemnifying Party is in good faith defending such Third Party Assertion, the Indemnified Party shall not compromise or settle such Third Party Assertion without the prior written consent of the Indemnifying Party and will cooperate with the Indemnifying Party and provide any information reasonably requested by the Indemnifying Party. If the Indemnifying Party does not assume the defense of any such Third Party Assertion, the Indemnified Party shall take such steps as are necessary in the defense thereof in such manner as it may reasonably deem appropriate, including, but not limited to, settling such Third Party Assertion on such terms as the Indemnified Party may reasonably deem appropriate and the Indemnifying Party will promptly indemnify the Indemnified Party in accordance with the provisions of this Article VIII; provided, however, that if the Indemnifying Party does not consent in writing to any such settlement, and such written consent is not unreasonably withheld by the Indemnifying Party, the Indemnified Party shall not be entitled to indemnification hereunder from such Indemnifying Party with respect to the Third Party Assertion settled.

(4)     Failure of any party hereto to give notice as required under this Article VIII will not affect or diminish the indemnification obligations of the party entitled to receive such notice, except to the extent that (and only to such extent) the failure to receive notice materially prejudiced the rights of such party.

ARTICLE IX

Representation and Warranties

A.         Representations and Warranties of Sub-Adviser. Sub-adviser represents and warrants to the Adviser as follows:

(1)          Organization and Authority. It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)          Authorization. The execution, delivery and performance by Sub-adviser of this Agreement are within Sub-adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)          Non-Contravention. The execution, delivery and performance by Sub-adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Sub-adviser.

(4)          Registration. It is registered as an investment adviser under the Investment Adviser's Act of 1940, as amended.

(5)	Disclosure Documents.

(a)    The Sub-adviser represents and warrants to the Fund and the Adviser that the information furnished in writing by it which the Fund or Adviser has informed it is to be used in a particular Disclosure Document, as defined below, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading as required by the provisions of the 1933 Act, the 1934 Act, the 1940 Act, each as amended, and other applicable laws. The Sub-adviser will notify the Fund and the Adviser promptly of the happening of any event which in the judgment of the Sub-adviser makes any statement made in any Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Sub-adviser need only make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund or the Adviser had informed the Sub-adviser was to be used in the particular disclosure document.

(b)     The Sub-adviser will cooperate with the Fund and the Adviser in connection with the registration or qualification of units of the Portfolios for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Fund may request and will cooperate with the preparation of the Disclosure Documents. The Fund or the Adviser will provide the Sub-adviser with copies of all Disclosure Documents at least ten days prior to distribution to investors or submission to governmental bodies or self-regulatory organizations and will incorporate its reasonable comments relating to the description of, or services to be provided by, the Sub-adviser or its affiliates, or relating to the description of the investment objectives and policies of the Portfolios.

B.         Representation and Warranties of Adviser. The Adviser represents and warrants to Sub-adviser as follows:

(1)          Organization and Authority. It is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Colorado and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

(2)          Authorization. The execution, delivery and performance by Adviser of this Agreement are within Adviser’s corporate powers and have been duly authorized by all necessary corporate action on the part of Sub-adviser.

(3)          Non-Contravention. The execution, delivery and performance by Adviser of this Agreement does not and will not contravene or conflict with or constitute a violation of any provision of any applicable law, regulation, judgment, injunction, order or decree binding upon or applicable to Adviser.

(4)          Registration. It is registered as an investment adviser under the Investment Adviser's Act of 1940.

(5)          Disclosure Documents. The Adviser represents and warrants to the Sub-adviser that the Disclosure Documents will fully comply with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and other applicable laws, and the Disclosure Documents at all such times will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements or omissions in the Disclosure Documents made in reliance upon information furnished to the Fund or the Adviser in writing by the Sub-adviser which the Fund or Adviser had informed the Sub-adviser was to be used in the particular Disclosure Document. The Fund and the Adviser will notify the Sub-adviser promptly of the happening of any event which in the judgment of the Fund or the Adviser makes any statement made in the Disclosure Documents untrue in any material respect or requires the making of any changes in the Disclosure Documents in order to make the statements therein, in the light of circumstances under which they were made, not misleading in any material respect, except that the Fund and the Adviser need not make such notification with respect to information in the Disclosure Documents based upon information furnished in writing to the Fund or the Adviser by the Sub-adviser which the Fund had informed the Sub-adviser was to be used in the particular Disclosure Document.

ARTICLE X

Miscellaneous

A.Governing Law; Interpretation. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act and the rules and regulations of the SEC thereunder, including such exemptions therefrom as the SEC may grant. Words and phrases used herein shall be interpreted in accordance with the 1940 Act and rules and regulations thereunder. As used with respect to the Portfolios, the term “majority of the outstanding shares” shall have the meaning ascribed to it in the 1940 Act and rules and regulations thereunder. To the extent that the applicable laws of the State of Colorado conflict with applicable provisions of the 1940 Act or rules and regulations thereunder, the 1940 Act and such rules and regulations shall control.

B.Severability. If any provision of this Agreement is held to be unenforceable, the unenforceable provision shall be construed as nearly as possible to reflect the original intent of the parties and the remaining provisions shall remain in full force and effect.

C.Counterparts. This Agreement may be executed in any number of counterparts, and by separate parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

D.Notices. Any notice under this Agreement shall be in writing and shall be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service that guarantees next business day delivery, under circumstances in which such guaranty is applicable or (c) on the earlier of delivery or three business days after mailing by United States certified mail, postage and fees prepaid, to the appropriate party at the address set forth below, or to such other address as the party so notifies the others in writing.

If to the Adviser or Fund:

8525 East Orchard Road, 2T3

Greenwood Village, CO 80111

Attn: Beverly A. Byrne, Secretary

If to the Sub-adviser:

1 PO Square

Boston, MA 02109

Attn: Chief Compliance Officer

E.No Third Party Beneficiaries. The terms, representations, warranties and agreements of the parties set forth in this Agreement are not intended for, nor shall they be for the benefit of or enforceable by, an person or entity that is not a party to this Agreement.

F. Waiver. Failure of any party to insist on strict performance of any of the terms and conditions herein shall not be deemed a waiver of any rights or remedies that such party may have and shall not be deemed a waiver of any subsequent default of the terms and conditions hereof.

G.	Survival. Article VIII hereof shall survive the termination of this Agreement.

H.Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof. All prior understandings and agreements between the parties relating to the subject matter hereof are merged in this Agreement, which alone and completely expresses their understanding.

I.Independent Contractors; No Agency. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized by this Agreement or otherwise, have no authority to act for or represent the Fund or Portfolios in any way or otherwise be deemed an agent of the Fund or Portfolios. This Agreement will not be construed to create or imply any partnership, agency, or joint venture.

J. Captions. The captions of this Agreement are for convenience and ease of reference only and in no way define, describe, extend, or limit the scope of this Agreement or the intent of any of its provisions.

K.Force Majeure. No party shall be liable for any delay or failure to perform its obligations hereunder if such delay or failure is caused by an unforeseeable event beyond the reasonable control of a party.

L. Non-Compete. Sub-adviser acknowledges that in the course of providing services hereunder, it may obtain information regarding shareholders of the Fund, including defined contribution plans (e.g. 401(a), 401(k), 457 and 403(b) plans) and participants of such plans. Sub-adviser agrees that it will not use any such information for any purpose other than to perform its obligations specifically set forth hereunder.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officials duly authorized, as of the day and year first above written.

GW CAPITAL MANAGEMENT, LLC

By:

Witness:	Name:

Name:	Title:

MAXIM SERIES FUND, INC.

By:

Witness:	Name:

Name:	Title:

SUB-ADVISER

By:

Witness:	Name:

Name:	Title:

Schedule A – Portfolios

Maxim High Yield Bond Portfolio

Schedule B – Fees

Fee Rate (as a % of average daily net asset value).

Maxim High Yield Bond Portfolio

0.35% on all assets